                                                                     Exhibit 20
                          TOYOTA MOTOR CREDIT CORPORATION


       SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of August 15, 1996 for the Collection Period July 1 through July 31, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------

(A) Original Total Portfolio                                         $754,397,267.42
(B) Class A Certificate Ownership Interest of the Trust                       95.75%
(C) Original Class A Certificate Balance                             $722,335,000.00
(D) Class A Certificate Rate                                                   6.30%
(E) Original Class B Certificate Balance                              $22,632,000.00
(F) Class B Certificate Rate                                                   6.50%
(G) Original Class C Certificate Balance                               $9,430,267.42
(H) Class C Certificate Rate                                                   7.35%
(I) Servicing Fee Rate                                                         1.00%
(J) Original Weighted Average Coupon (WAC)                                    10.47%
(K) Original Weighted Average Remaining Term (WAM)                      40.00 months
(L) Number of Contracts                                                       83,975
(M) Reserve Fund
    (i)    Reserve Fund Initial Deposit Percentage                             0.75%
    (ii)   Reserve Fund Initial Deposit                                $5,657,980.01
    (iii)  Specified Reserve Fund Balance Percent                              0.75%
    (iv)   Specified Reserve Fund Balance                              $5,657,980.01
    (v)    Reserve Fund Floor Percent                                          0.75%
    (vi)   Reserve Fund Floor Amount                                   $5,657,980.01
    (vii)  Reserve Fund Floor Trigger Amount                          $41,491,849.71
    (viii) Loss and Delinquency Trigger Percent                                1.25%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER'S CERTIFICATE
   ---------------------------------------------------
(A) Total Portfolio Outstanding                                                0.00
(B) Total Portfolio Pool Factor                                                0.00
(C) Class A Certificate Balance                                                0.00
(D) Class A Principal Factor                                                   0.00
(E) Class B Certificate Balance                                                0.00
(F) Class B Principal Factor                                                   0.00
(G) Class C Certificate Balance                                                0.00
(H) Class C Principal Factor                                                   0.00
(I) Reserve Fund Balance                                                       0.00
(J) Outstanding Precompute and Interest Advance                                0.00
(K) Payahead Account Balance                                                   0.00
(L) Cumulative Net Losses for All Prior Periods                                0.00
(M) Weighted Average Coupon of Remaining Portfolio (WAC)                       0.00%
(N) Weighted Average Remaining  Term of Remaining Portfolio (WAM)       0.00 months
(O)  Number of Contracts                                                          0

C. INPUTS FROM THE MAINFRAME
   -------------------------

(A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                             $10,425,342.46
    (ii)  Prepayments in Full                        835 contracts     $5,879,029.97
    (iii) Repurchased principal                                                $0.00
    (iv)  Payments behind/ahead on repurchased
          receivables                                                          $0.00
(B) Precomputed Contracts Total Collections                           $20,359,910.72
(C) Simple Interest Contracts
    (i)   Collected Principal                                          $9,342,980.94








    (ii)  Prepayments in Full                        782 contracts      $7,134,663.82
    (iii) Collected Interest                                            $3,306,306.52
    (iv)  Repurchased Receivables Principal                                     $0.00
    (v)   Repurchased Receivables Interest                                      $0.00
(D) Payment Advance for Precomputes
    (i)   Reimbursement of Previous Advances                              $251,991.14
    (ii)  Current Advance Amount                                                $0.00
(E) Payment Advance for Simple Interest Contracts
    (i)   Reimbursement of Previous Advances                                    $0.00
    (ii)  Current Advance Amount                                          $442,966.24
(F) Payahead Account for Precomputes
    (i)  Payments Applied                                                       $0.00
    (ii) Additional Payaheads                                             $380,876.40
(G) Weighted Average Coupon of Remaining
    Portfolio (WAC)                                                            10.47%
(H) Weighted Average Remaining Maturity of
    Remaining Portfolio (WAM)                                            39.20 months
(I) Remaining Number of Contracts                                              82,355

(J) Delinquent Contracts
                                              Contracts               Amount
                                           -------------      -----------------------
    (i)   31-60 Days Delinquent             867     1.05%     $8,878,239.53     1.23%
    (ii)  61-90 Days Delinquent               7     0.01%        $88,396.48     0.01%
    (iii) Over 90 Days Delinquent             2     0.00%        $23,820.49     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------

(A) Aggregate Net Losses for Collection Period                              $7,718.62
(B) Liquidated Contracts                                                            3
    (i)   Gross Principal Balance of Liquidated Receivables                $41,143.72
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                           $33,425.10
    (iii) Recoveries on Previously Liquidated Contracts                         $0.00
(C) Number of Vehicles Repossessed During the Collection Period                    13

                      TOYOTA MOTOR CREDIT CORPORATION

  SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of August 15, 1996 for the Collection Period July 1 through July 31, 1996

I. COLLECTIONS
   -----------

(A) Principal Payments Received                                     $32,782,017.19
(B) Interest Payments Received                                        6,728,977.27
(C) Aggregate Net Liquidation Proceeds Received                          33,425.10
(D) Principal on Repurchased Contracts                                        0.00
(E) Interest on Repurchased Contracts                                         0.00
(F) Total Collections                                               $39,544,419.56
(G) Net Simple Interest Advance Amount                                  442,966.24
(H) Yield Maintenance Deposit                                                 0.00
(I) Total Available Amount                                          $39,987,385.80

II. DISTRIBUTIONS
    -------------
(A) Principal Payments Received                                     $32,782,017.19
(B) Principal on Repurchased Contracts                                        0.00
(C) Gross Principal Balance of Liquidated Receivables                    41,143.72
(D) Total Principal Reduction                                       $32,823,160.91
(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment                           $3,792,258.75
    (ii)  Class A Monthly Principal                                  31,428,159.88
    (iii) Interest Carryover Shortfall                                        0.00
    (iv)  Principal Carryover Shortfall                                       0.00
    (v)   Interest due Class B but paid to Class A (subordination)            0.00
    (vi)  Principal due Class B but paid to Class A (subordination)           0.00
    (vii) Total Distributable Amount                                $35,220,418.63

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment                             $122,590.00
    (ii)  Class B Monthly Principal                                     984,698.39
    (iii) Interest Carryover Shortfall                                        0.00
    (iv)  Principal Carryover Shortfall                                       0.00
    (v)   Interest subordinated to Class A                                    0.00
    (vi)  Principal subordinated to Class A                                   0.00
    (vii) Total Distributable Amount                                 $1,107,288.39

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment                              $57,760.39
    (ii)  Class C Monthly Principal                                     410,302.63
    (iii) Interest Carryover Shortfall                                        0.00
    (iv)  Principal Carryover Shortfall                                       0.00
    (v)   Interest subordinated to Class A                                    0.00
    (vi)  Principal subordinated to Class A                                   0.00
    (vii) Total Distributable Amount                                   $468,063.02

(H) Required Distributions
    (i)   Class A Servicing Fee                                        $601,945.83
    (ii)  Class B Servicing Fee                                          18,860.00
    (iii) Class C Servicing Fee                                           7,858.56
    (iv)  Class A Supplemental Servicing Fee Received                 ($149,593.25)
    (v)   Class B Supplemental Servicing Fee Received                   ($4,686.99)
    (vi)  Class C Supplemental Servicing Fee Received                   ($1,952.92)
    (vii) Class A Amount                                             35,220,418.63
    (viii)Class B Amount                                              1,107,288.39
    (ix)  Class C Amount                                                468,063.02
    (x)   Deposit to Reserve Fund                                             0.00
    (xi)  Total Amount Distributed                                  $37,424,434.43








(I) Amount of Draw from Reserve Fund                                         $0.00
(J) Yield Maintenance Deposit                                                $0.00
(K) Sum of Draw from Reserve Fund and Total Available Amount        $39,987,385.80
(L) Class A Interest Shortfall                                               $0.00
(M) Class A Principal Shortfall                                              $0.00
(N) Class B Interest Shortfall                                               $0.00
(O) Class B Principal Shortfall                                              $0.00
(P) Class C Interest Shortfall                                               $0.00
(Q) Class C Principal Shortfall                                              $0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
     ---------------------------------------
                                             Beginning of Period    End of Period
                                             -------------------   ---------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                   $754,397,267.42    $721,574,106.51
    (ii)   Total Pool Factor                      1.00000000000      0.95649088043
    (iii)  Class A Certificate Balance          $722,335,000.00    $690,906,840.12
    (iv)   Class A Principal Factor               1.00000000000      0.95649088043
    (v)    Class B Certificate Balance           $22,632,000.00     $21,647,301.61
    (vi)   Class B Principal Factor               1.00000000000      0.95649088043
    (vii)  Class C Certificate Balance            $9,430,267.00      $9,019,964.79
    (viii) Class C Principal Factor               1.00000000000      0.95649088043

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                  10.46%             10.47%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                           40.00 months       39.20 months
    (iii) Remaining Number of Contracts                  83,975             82,355

(C) Outstanding Precompute and Simple
    Interest Advance Amount                       $3,064,766.74      $3,255,741.84

(D) Outstanding Paid Ahead                        $2,853,657.93      $3,234,534.33

IV. RECONCILIATION OF RESERVE FUND
    ------------------------------

(A) Beginning Reserve Fund Balance                                   $5,657,980.00
(B) Draw for Class A Distributable Amount and Servicing Fee                   0.00
        (If Positive)
(C) Draw for Class B Distributable Amount and Servicing Fee                   0.00
        (If Positive)
(D) Draw for Class C Distributable Amount and Servicing Fee                   0.00
        (If Positive)
(E) Amount Available for Deposit to the Reserve Fund                  2,562,951.37
        (If Positive)
(F) Reserve Fund Balance Prior to Release                            $8,220,931.37
(G) Reserve Fund Required Amount (Was Trigger or Floor Hit?)         $5,657,980.00
(H) Reserve Fund Release to Seller                                   $2,562,951.37
        (If Positive)
(I) Ending Reserve Fund Balance                                      $5,657,980.00


V. YIELD MAINTENANCE ACCOUNT
   -------------------------

A)  Beginning yield Maintenance Amount                                       $0.00
B)  Yield Maintenance Amount Funded                                           0.00
C)  Draw for Yield Maintenance Deposit                                        0.00








D)  Yield Maintenance Account Balance                                        $0.00
E)  Yield Maintenance Account Required Amount                                $0.00
F)  Yield Maintenance Funding Required                                       $0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    -----------------------------------------

(A) Aggregate Net Losses for Collection Period                           $7,718.62
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables             $41,143.72
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                        $33,425.10
    (iii) Recoveries on Previously Liquidated Contracts                      $0.00
(C) Cumulative Net Losses for all Periods                                $7,718.62
    (i) Number of contracts                                                      3

(D) Delinquent and Repossessed Contracts
                                              Contracts           Amount
                                           -------------   -----------------------
    (i)   31-60 Days Delinquent             867     1.05%  $8,878,239.53     1.23%
    (ii)  61-90 Days Delinquent               7     0.01%     $88,396.48     0.01%
    (iii) Over 90 Days Delinquent             2     0.00%     $23,820.49     0.00%
    (iv)  Vehicles Repossessed
          During the Collection
          Period                             13       *           *            *
    (v)   Repossessed Vehicle
          Inventory                          13       *           *            *
        * Included above

VII. TESTS FOR INCREASE IN RESERVE FUND BALANCE
     ------------------------------------------

(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                0.00%
    (ii)  Preceeding Collection Period                                       0.00%
    (iii) Current Collection Period                                          0.01%
    (iv)  Three Month Average (Avg(i,ii,iii))                                0.00%

(B) Ratio of Number of Contracts Delinquent 60 Days or More to the
    Outstanding Number of Receivables as of Each Collection Period.
    (Includes Repossessions)
    (i)   Second Preceeding Collection Period                                0.00%
    (ii)  Preceeding Collection Period                                       0.00%
    (iii) Current Collection Period                                          0.01%
    (iv)  Three Month Average (Avg(i,ii,iii))                                0.00%

(C) Loss and Delinquency Trigger Indicator
    Trigger Was Not Hit


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.



  /S/ ROBERT M. DOWE
----------------------------
      Robert M. Dowe
Principal Accounting Officer

                          TOYOTA MOTOR CREDIT CORPORATION

       SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of September 20, 1996 for the Collection Period August 1 through August 31, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------

(A) Original Total Portfolio                                          $754,397,267.42
(B) Class A Certificate Ownership Interest of the Trust                        95.75%
(C) Original Class A Certificate Balance                              $722,335,000.00
(D) Class A Certificate Rate                                                    6.30%
(E) Original Class B Certificate Balance                               $22,632,000.00
(F) Class B Certificate Rate                                                    6.50%
(G) Original Class C Certificate Balance                                $9,430,267.42
(H) Class C Certificate Rate                                                    7.35%
(I) Servicing Fee Rate                                                          1.00%
(J) Original Weighted Average Coupon (WAC)                                     10.47%
(K) Original Weighted Average Remaining Term (WAM)                       40.00 months
(L) Number of Contracts                                                        83,975
(M) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage                               0.75%
    (ii)  Reserve Fund Initial Deposit                                  $5,657,980.01
    (iii) Specified Reserve Fund Balance Percent                                0.75%
    (iv)  Specified Reserve Fund Balance                                $5,657,980.01
    (v)   Reserve Fund Floor Percent                                            0.75%
    (vi)  Reserve Fund Floor Amount                                     $5,657,980.01
    (vii) Reserve Fund Floor Trigger Amount                            $41,491,849.71
    (viii)Loss and Delinquency Trigger Percent                                  1.25%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER'S CERTIFICATE
   ---------------------------------------------------
(A) Total Portfolio Outstanding                                        721,574,106.51
(B) Total Portfolio Pool Factor                                             0.9564909
(C) Class A Certificate Balance                                        690,906,840.12
(D) Class A Principal Factor                                                0.9564909
(E) Class B Certificate Balance                                         21,647,301.61
(F) Class B Principal Factor                                                0.9564909
(G) Class C Certificate Balance                                          9,019,964.79
(H) Class C Principal Factor                                                0.9564909
(I) Reserve Fund Balance                                                 5,657,980.00
(J) Outstanding Precompute and Interest Advance                          3,255,741.84
(K) Payahead Account Balance                                             3,234,534.33
(L) Cumulative Net Losses for All Prior Periods                              7,718.62
(M) Weighted Average Coupon of Remaining Portfolio (WAC)                       10.47%
(N) Weighted Average Remaining Term of Remaining Portfolio (WAM)         39.20 months
(O) Number of Contracts                                                        82,355

C. INPUTS FROM THE MAINFRAME
   -------------------------

(A) Precomputed Contracts Principal
    (i)  Scheduled Principal Collections                               $10,305,596.19
    (ii) Prepayments in Full                      917 contracts         $5,937,486.53
    (iii)Repurchased principal                                                  $0.00
    (iv) Payments behind/ahead on repurchased
         receivables                                                            $0.00
(B) Precomputed Contracts Total Collections                            $19,113,737.29
(C) Simple Interest Contracts
    (i)  Collected Principal                                            $8,468,274.10








    (ii) Prepayments in Full                      809 contracts         $6,901,098.30
    (iii)Collected Interest                                             $3,037,563.10
    (iv) Repurchased Receivables Principal                                      $0.00
    (v)  Repurchased Receivables Interest                                       $0.00
(D) Payment Advance for Precomputes
    (i)  Reimbursement of Previous Advances                                     $0.00
    (ii) Current Advance Amount                                           $434,717.08
(E) Payment Advance for Simple Interest Contracts
    (i)  Reimbursement of Previous Advances                                     $0.00
    (ii) Current Advance Amount                                           $235,153.10
(F) Payahead Account for Precomputes
    (i)  Payments Applied                                                       $0.00
    (ii) Additional Payaheads                                              $32,678.65
(G) Weighted Average Coupon of Remaining
    Portfolio (WAC)                                                            10.47%
(H) Weighted Average Remaining Maturity of
    Remaining Portfolio (WAM)                                            38.47 months
(I) Remaining Number of Contracts                                              80,621

(J) Delinquent Contracts
                                              Contracts               Amount
                                            -------------     -----------------------
    (i)   31-60 Days Delinquent              953     1.18%    $9,474,456.07     1.37%
    (ii)  61-90 Days Delinquent              112     0.14%    $1,341,597.95     0.19%
    (iii) Over 90 Days Delinquent              5     0.01%       $83,646.94     0.01%

D.  INPUTS DERIVED FROM OTHER SOURCES
    ---------------------------------

(A) Aggregate Net Losses for Collection Period                              $9,950.60
(B) Liquidated Contracts                                                            8
    (i)   Gross Principal Balance of Liquidated Receivables                $74,156.04
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                           $63,595.44
    (iii) Recoveries on Previously Liquidated Contracts                       $610.00
(C) Number of Vehicles Repossessed During the Collection Period                    54

                         TOYOTA MOTOR CREDIT CORPORATION

      SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of September 20, 1996 for the Collection Period August 1 through August 31, 1996

I. COLLECTIONS
   -----------

(A) Principal Payments Received                                      $31,612,455.12
(B) Interest Payments Received                                         6,310,256.10
(C) Aggregate Net Liquidation Proceeds Received                           64,205.44
(D) Principal on Repurchased Contracts                                         0.00
(E) Interest on Repurchased Contracts                                          0.00
(F) Total Collections                                                $37,986,916.66
(G) Net Simple Interest Advance Amount                                   235,153.10
(H) Yield Maintenance Deposit                                                  0.00
(I) Total Available Amount                                           $38,222,069.76

II. DISTRIBUTIONS
    -------------
(A) Principal Payments Received                                      $31,612,455.12
(B) Principal on Repurchased Contracts                                         0.00
(C) Gross Principal Balance of Liquidated Receivables                     74,156.04
(D) Total Principal Reduction                                        $31,686,611.16
(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment                            $3,627,260.91
    (ii)  Class A Monthly Principal                                   30,339,914.08
    (iii) Interest Carryover Shortfall                                         0.00
    (iv)  Principal Carryover Shortfall                                        0.00
    (v)   Interest due Class B but paid to Class A (subordination)             0.00
    (vi)  Principal due Class B but paid to Class A (subordination)            0.00
    (vii) Total Distributable Amount                                 $33,967,174.99

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment                              $117,256.22
    (ii)  Class B Monthly Principal                                      950,601.78
    (iii) Interest Carryover Shortfall                                         0.00
    (iv)  Principal Carryover Shortfall                                        0.00
    (v)   Interest subordinated to Class A                                     0.00
    (vi)  Principal subordinated to Class A                                    0.00
    (vii) Total Distributable Amount                                  $1,067,858.00

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment                               $55,247.28
    (ii)  Class C Monthly Principal                                      396,095.31
    (iii) Interest Carryover Shortfall                                         0.00
    (iv)  Principal Carryover Shortfall                                        0.00
    (v)   Interest subordinated to Class A                                     0.00
    (vi)  Principal subordinated to Class A                                    0.00
    (vii) Total Distributable Amount                                    $451,342.59

(H) Required Distributions
    (i)    Class A Servicing Fee                                        $575,755.70
    (ii)   Class B Servicing Fee                                          18,039.42
    (iii)  Class C Servicing Fee                                           7,516.64
    (iv)   Class A Supplemental Servicing Fee Received                 ($149,593.25)
    (v)    Class B Supplemental Servicing Fee Received                   ($4,686.99)
    (vi)   Class C Supplemental Servicing Fee Received                   ($1,952.92)
    (vii)  Class A Amount                                             33,967,174.99
    (viii) Class B Amount                                              1,067,858.00
    (ix)   Class C Amount                                                451,342.59
    (x)    Deposit to Reserve Fund                                             0.00
    (xi)   Total Amount Distributed                                  $36,087,687.34








(I) Amount of Draw from Reserve Fund                                            $0.00
(J) Yield Maintenance Deposit                                                   $0.00
(K) Sum of Draw from Reserve Fund and Total Available Amount           $38,222,069.76
(L) Class A Interest Shortfall                                                  $0.00
(M) Class A Principal Shortfall                                                 $0.00
(N) Class B Interest Shortfall                                                  $0.00
(O) Class B Principal Shortfall                                                 $0.00
(P) Class C Interest Shortfall                                                  $0.00
(Q) Class C Principal Shortfall                                                 $0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
     ---------------------------------------
                                               Beginning of Period    End of Period
                                               -------------------     ---------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                        $721,574,106.51  $689,887,495.35
    (ii)   Total Pool Factor                           0.95649088043    0.91448832700
    (iii)  Class A Certificate Balance               $690,906,840.12  $660,566,926.04
    (iv)   Class A Principal Factor                    0.95649088043    0.91448832700
    (v)    Class B Certificate Balance                $21,647,301.61   $20,696,699.83
    (vi)   Class B Principal Factor                    0.95649088043    0.91448832700
    (vii)  Class C Certificate Balance                 $9,019,964.79    $8,623,869.48
    (viii) Class C Principal Factor                    0.95649088043    0.91448832700

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                       10.47%           10.47%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                                39.20 months     38.47 months
    (iii) Remaining Number of Contracts                       82,355           80,621

(C) Outstanding Precompute and Simple
    Interest Advance Amount                            $3,255,741.84    $3,925,612.02

(D) Outstanding Paid Ahead                             $3,234,534.33    $3,267,212.98

IV. RECONCILIATION OF RESERVE FUND
    ------------------------------

(A) Beginning Reserve Fund Balance                                      $5,657,980.00
(B) Draw for Class A Distributable Amount and Servicing Fee                      0.00
     (If Positive)
(C) Draw for Class B Distributable Amount and Servicing Fee                      0.00
     (If Positive)
(D) Draw for Class C Distributable Amount and Servicing Fee                      0.00
     (If Positive)
(E) Amount Available for Deposit to the Reserve Fund                     2,134,382.42
     (If Positive)
(F) Reserve Fund Balance Prior to Release                               $7,792,362.42
(G) Reserve Fund Required Amount (Was Trigger or Floor Hit?)            $5,657,980.00
(H) Reserve Fund Release to Seller                                      $2,134,382.42
     (If Positive)
(I) Ending Reserve Fund Balance                                         $5,657,980.00

V. YIELD MAINTENANCE ACCOUNT
   -------------------------

A)  Beginning yield Maintenance Amount                                          $0.00
B)  Yield Maintenance Amount Funded                                              0.00
C)  Draw for Yield Maintenance Deposit                                           0.00








D)  Yield Maintenance Account Balance                                           $0.00
E)  Yield Maintenance Account Required Amount                                   $0.00
F)  Yield Maintenance Funding Required                                          $0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    -----------------------------------------

(A) Aggregate Net Losses for Collection Period                              $9,950.60
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                $74,156.04
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                           $63,595.44
    (iii) Recoveries on Previously Liquidated Contracts                       $610.00
(C) Cumulative Net Losses for all Periods                                  $17,669.22
    (i) Number of contracts                                                        11

(D) Delinquent and Repossessed Contracts
                                               Contracts              Amount
                                             -------------     ----------------------
    (i)   31-60 Days Delinquent               953     1.18%    $9,474,456.07    1.37%
    (ii)  61-90 Days Delinquent               112     0.14%    $1,341,597.95    0.19%
    (iii) Over 90 Days Delinquent               5     0.01%       $83,646.94    0.01%
    (iv)  Vehicles Repossessed During
          the Collection Period                54       *                 *       *
    (v)   Repossessed Vehicle
          Inventory                            60       *                 *       *
        * Included above

VII. TESTS FOR INCREASE IN RESERVE FUND BALANCE
     ------------------------------------------

(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                   0.00%
    (ii)  Preceeding Collection Period                                          0.01%
    (iii) Current Collection Period                                             0.02%
    (iv)  Three Month Average (Avg(i,ii,iii))                                   0.01%

(B) Ratio of Number of Contracts Delinquent 60 Days or More to the
    Outstanding Number of Receivables as of Each Collection Period.
    Includes Repossessions)
    (i)   Second Preceeding Collection Period                                   0.00%
    (ii)  Preceeding Collection Period                                          0.01%
    (iii) Current Collection Period                                             0.14%
    (iv)  Three Month Average (Avg(i,ii,iii))                                   0.05%

(C) Loss and Delinquency Trigger Indicator
    Trigger Was Not Hit


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


 /S/ ROBERT M. DOWE
----------------------------
     Robert M. Dowe
Principal Accounting Officer

                          TOYOTA MOTOR CREDIT CORPORATION

      SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of October 21, 1996 for the Collection Period September 1 through September 30, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------

(A) Original Total Portfolio                                          $754,397,267.42
(B) Class A Certificate Ownership Interest of the Trust                        95.75%
(C) Original Class A Certificate Balance                              $722,335,000.00
(D) Class A Certificate Rate                                                    6.30%
(E) Original Class B Certificate Balance                               $22,632,000.00
(F) Class B Certificate Rate                                                    6.50%
(G) Original Class C Certificate Balance                                $9,430,267.42
(H) Class C Certificate Rate                                                    7.35%
(I) Servicing Fee Rate                                                          1.00%
(J) Original Weighted Average Coupon (WAC)                                     10.47%
(K) Original Weighted Average Remaining Term (WAM)                       40.00 months
(L) Number of Contracts                                                        83,975
(M) Reserve Fund
    (i)    Reserve Fund Initial Deposit Percentage                              0.75%
    (ii)   Reserve Fund Initial Deposit                                 $5,657,980.01
    (iii)  Specified Reserve Fund Balance Percent                               0.75%
    (iv)   Specified Reserve Fund Balance                               $5,657,980.01
    (v)    Reserve Fund Floor Percent                                           0.75%
    (vi)   Reserve Fund Floor Amount                                    $5,657,980.01
    (vii)  Reserve Fund Floor Trigger Amount                           $41,491,849.71
    (viii) Loss and Delinquency Trigger Percent                                 1.25%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER'S CERTIFICATE
   ---------------------------------------------------
(A) Total Portfolio Outstanding                                        689,887,495.35
(B) Total Portfolio Pool Factor                                             0.9144883
(C) Class A Certificate Balance                                        660,566,926.04
(D) Class A Principal Factor                                                0.9144883
(E) Class B Certificate Balance                                         20,696,699.83
(F) Class B Principal Factor                                                0.9144883
(G) Class C Certificate Balance                                          8,623,869.48
(H) Class C Principal Factor                                                0.9144883
(I) Reserve Fund Balance                                                 5,657,980.00
(J) Outstanding Precompute and Interest Advance                          3,925,612.02
(K) Payahead Account Balance                                             3,267,212.98
(L) Cumulative Net Losses for All Prior Periods                             17,669.22
(M) Weighted Average Coupon of Remaining Portfolio (WAC)                       10.47%
(N) Weighted Average Remaining Term of Remaining Portfolio (WAM)         38.47 months
(O) Number of Contracts                                                        80,621

C. INPUTS FROM THE MAINFRAME
   -------------------------

(A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                              $10,185,038.34
    (ii)  Prepayments in Full                     878 contracts         $5,349,874.03
    (iii) Repurchased principal                                                 $0.00
    (iv)  Payments behind/ahead on repurchased
          receivables                                                           $0.00
(B) Precomputed Contracts Total Collections                            $18,437,932.25
(C) Simple Interest Contracts
    (i)   Collected Principal                                           $8,439,325.95








    (ii)  Prepayments in Full                     859 contracts         $6,705,175.88
    (iii) Collected Interest                                            $2,981,081.28
    (iv)  Repurchased Receivables Principal                                     $0.00
    (v)   Repurchased Receivables Interest                                      $0.00
(D) Payment Advance for Precomputes
    (i)  Reimbursement of Previous Advances                                     $0.00
    (ii) Current Advance Amount                                           $286,542.33
(E) Payment Advance for Simple Interest Contracts
    (i)  Reimbursement of Previous Advances                                     $0.00
    (ii) Current Advance Amount                                            $24,814.07
(F) Payahead Account for Precomputes
    (i)  Payments Applied                                                       $0.00
    (ii) Additional Payaheads                                              $58,023.12
(G) Weighted Average Coupon of Remaining
    Portfolio (WAC)                                                            10.46%
(H) Weighted Average Remaining Maturity
    of Remaining Portfolio (WAM)                                         37.73 months
(I) Remaining Number of Contracts                                              78,843

(J) Delinquent Contracts
                                              Contracts               Amount
                                            -------------     -----------------------
    (i)   31-60 Days Delinquent             980     1.24%     $9,576,556.82     1.45%
    (ii)  61-90 Days Delinquent             143     0.18%     $1,623,879.15     0.25%
    (iii) Over 90 Days Delinquent            56     0.07%       $647,171.82     0.10%

D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------

(A) Aggregate Net Losses for Collection Period                            $164,248.40
(B) Liquidated Contracts                                                           41
    (i)   Gross Principal Balance of Liquidated Receivables               $523,704.21
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                          $358,605.90
    (iii) Recoveries on Previously Liquidated Contracts                       $849.91
(C) Number of Vehicles Repossessed During the Collection Period                    78

                      TOYOTA MOTOR CREDIT CORPORATION

  SERVICER'S CERTIFICATE -- Toyota Auto Receivables 1996-A Grantor Trust

Distribution Date of October 21, 1996 for the Collection Period September 1 through September 30, 1996

I. COLLECTIONS
   -----------

(A) Principal Payments Received                                       $30,679,414.20
(B) Interest Payments Received                                          6,112,620.37
(C) Aggregate Net Liquidation Proceeds Received                           359,455.81
(D) Principal on Repurchased Contracts                                          0.00
(E) Interest on Repurchased Contracts                                           0.00
(F) Total Collections                                                 $37,151,490.38
(G) Net Simple Interest Advance Amount                                     24,814.07
(H) Yield Maintenance Deposit                                                   0.00
(I) Total Available Amount                                            $37,176,304.45

II. DISTRIBUTIONS
    -------------
(A) Principal Payments Received                                       $30,679,414.20
(B) Principal on Repurchased Contracts                                          0.00
(C) Gross Principal Balance of Liquidated Receivables                     523,704.21
(D) Total Principal Reduction                                         $31,203,118.41
(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment                             $3,467,976.36
    (ii)  Class A Monthly Principal                                    29,876,970.02
    (iii) Interest Carryover Shortfall                                          0.00
    (iv)  Principal Carryover Shortfall                                         0.00
    (v)   Interest due Class B but paid to Class A (subordination)              0.00
    (vi)  Principal due Class B but paid to Class A (subordination)             0.00
    (vii) Total Distributable Amount                                  $33,344,946.38

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment                               $112,107.12
    (ii)  Class B Monthly Principal                                       936,096.94
    (iii) Interest Carryover Shortfall                                          0.00
    (iv)  Principal Carryover Shortfall                                         0.00
    (v)   Interest subordinated to Class A                                      0.00
    (vi)  Principal subordinated to Class A                                     0.00
    (vii) Total Distributable Amount                                   $1,048,204.06

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment                                $52,821.20
    (ii)  Class C Monthly Principal                                       390,051.45
    (iii) Interest Carryover Shortfall                                          0.00
    (iv)  Principal Carryover Shortfall                                         0.00
    (v)   Interest subordinated to Class A                                      0.00
    (vi)  Principal subordinated to Class A                                     0.00
    (vii) Total Distributable Amount                                     $442,872.65

(H) Required Distributions
    (i)   Class A Servicing Fee                                          $550,472.44
    (ii)  Class B Servicing Fee                                            17,247.25
    (iii) Class C Servicing Fee                                             7,186.56
    (iv)  Class A Supplemental Servicing Fee Received                   ($170,319.79)
    (v)   Class B Supplemental Servicing Fee Received                     ($5,336.39)
    (vi)  Class C Supplemental Servicing Fee Received                    ($ 2,223.50)
    (vii) Class A Amount                                               33,344,946.38
    (viii)Class B Amount                                                1,048,204.06
    (ix)  Class C Amount                                                  442,872.65
    (x)   Deposit to Reserve Fund                                               0.00
    (xi)  Total Amount Distributed                                    $35,410,929.34








(I) Amount of Draw from Reserve Fund                                           $0.00
(J) Yield Maintenance Deposit                                                  $0.00
(K) Sum of Draw from Reserve Fund and Total Available Amount          $37,176,304.45
(L) Class A Interest Shortfall                                                 $0.00
(M) Class A Principal Shortfall                                                $0.00
(N) Class B Interest Shortfall                                                 $0.00
(O) Class B Principal Shortfall                                                $0.00
(P) Class C Interest Shortfall                                                 $0.00
(Q) Class C Principal Shortfall                                                $0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
     ---------------------------------------
                                              Beginning of Period     End of Period
                                              -------------------     ---------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                      $689,887,495.35    $658,684,376.94
    (ii)   Total Pool Factor                         0.91448832750      0.87312667400
    (iii)  Class A Certificate Balance             $660,566,926.04    $630,689,956.02
    (iv)   Class A Principal Factor                  0.91448832750      0.87312667400
    (v)    Class B Certificate Balance              $20,696,699.83     $19,760,602.89
    (vi)   Class B Principal Factor                  0.91448832750      0.87312667400
    (vii)  Class C Certificate Balance               $8,623,869.48      $8,233,818.03
    (viii) Class C Principal Factor                  0.91448832750      0.87312667400

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                     10.47%             10.46%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                              38.47 months       37.73 months
    (iii) Remaining Number of Contracts                     80,621             78,843

(C) Outstanding Precompute and Simple
    Interest Advance Amount                          $3,925,612.02      $4,236,968.42

(D) Outstanding Paid Ahead                           $3,267,212.98      $3,325,236.10

IV. RECONCILIATION OF RESERVE FUND
    ------------------------------

(A) Beginning Reserve Fund Balance                                      $5,657,980.00
(B) Draw for Class A Distributable Amount and Servicing Fee                      0.00
        (If Positive)
(C) Draw for Class B Distributable Amount and Servicing Fee                      0.00
        (If Positive)
(D) Draw for Class C Distributable Amount and Servicing Fee                      0.00
        (If Positive)
(E) Amount Available for Deposit to the Reserve Fund                    $1,765,375.11
        (If Positive)
(F) Reserve Fund Balance Prior to Release                               $7,423,355.11
(G) Reserve Fund Required Amount (Was Trigger or Floor Hit?)            $5,657,980.00
(H) Reserve Fund Release to Seller                                      $1,765,375.11
        (If Positive)
(I) Ending Reserve Fund Balance                                         $5,657,980.00

V. YIELD MAINTENANCE ACCOUNT
   -------------------------
A)  Beginning yield Maintenance Amount                                          $0.00
B)  Yield Maintenance Amount Funded                                              0.00
C)  Draw for Yield Maintenance Deposit                                           0.00
D)  Yield Maintenance Account Balance                                           $0.00
E)  Yield Maintenance Account Required Amount                                   $0.00








F)  Yield Maintenance Funding Required                                          $0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    -----------------------------------------

(A) Aggregate Net Losses for Collection Period                            $164,248.40
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables               $523,704.21
    (ii)  Net Liquidation Proceeds Received During the Collection
          Period                                                          $358,605.90
    (iii) Recoveries on Previously Liquidated Contracts                       $849.91
(C) Cumulative Net Losses for all Periods                                 $181,917.62
    (i)   Number of contracts                                                      52

(D) Delinquent and Repossessed Contracts
                                              Contracts             Amount
                                            -------------     -----------------------
    (i)   31-60 Days Delinquent             980     1.24%     $9,576,556.82     1.45%
    (ii)  61-90 Days Delinquent             143     0.18%     $1,623,879.15     0.25%
    (iii) Over 90 Days Delinquent            56     0.07%       $647,171.82     0.10%

    (iv)  Vehicles Repossessed during
          the Collection Period              78       *                  *        *
    (v)   Repossessed Vehicle Inventory     103       *                  *        *
        * Included above

VII. TESTS FOR INCREASE IN RESERVE FUND BALANCE
     ------------------------------------------

(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                   0.01%
    (ii)  Preceeding Collection Period                                          0.02%
    (iii) Current Collection Period                                             0.29%
    (iv)  Three Month Average (Avg(i,ii,iii))                                   0.11%

(B) Ratio of Number of Contracts Delinquent 60 Days or More to the
    Outstanding Number of Receivables as of Each Collection Period.
    (Includes Repossessions)
    (i)   Second Preceeding Collection Period                                   0.01%
    (ii)  Preceeding Collection Period                                          0.14%
    (iii) Current Collection Period                                             0.25%
    (iv)  Three Month Average (Avg(i,ii,iii))                                   0.13%

(C) Loss and Delinquency Trigger Indicator
    Trigger Was Not Hit


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


  /S/ ROBERT M. DOWE
----------------------------
      Robert M. Dowe
Principal Accounting Officer